Supplemental Information

MREIC

September 30, 2013

SIEMENS

<u>MONMOUTH REAL ESTATE INVESTMENT CORPORATION</u>
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	September 30,	September 30,
	2013	2012
ASSETS
Real Estate Investments:
Land	$ 97,400,859	$ 88,559,914
Buildings and Improvements	530,493,968	457,557,443
Total Real Estate Investments	627,894,827	546,117,357
Accumulated Depreciation	(91,095,415)	(78,230,873)
Net Real Estate Investments	536,799,412	467,886,484

Real Estate Held for Sale	-0-	1,080,940
Cash and Cash Equivalents	12,404,512	24,650,858
Securities Available for Sale at Fair Value	45,451,740	61,685,173
Tenant and Other Receivables	889,645	1,116,825
Deferred Rent Receivable	3,158,286	2,214,501
Loans Receivable, net	65,875	87,916
Prepaid Expenses	2,201,270	1,428,454
Financing Costs, net of Accumulated Amortization of
$3,061,640 and $2,546,806, respectively	3,823,919	3,213,762
Lease Costs, net of Accumulated Amortization of
$1,414,861 and $1,156,699, respectively	2,183,772	1,518,780
Intangible Assets, net of Accumulated Amortization of
$8,333,680 and $6,731,014, respectively	6,727,360	7,635,026
Other Assets	3,535,075	1,988,983
TOTAL ASSETS	617,240,866	574,507,702

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	250,093,382	237,943,911
Subordinated Convertible Debentures	-0-	8,615,000
Loans Payable	22,200,000	5,200,000
Accounts Payable and Accrued Expenses	5,404,883	3,881,769
Other Liabilities	3,627,630	3,179,883
Total Liabilities	281,325,895	258,820,563

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of	53,493,750	53,493,750
September 30, 2013 and 2012, respectively
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of September 30, 2013 and	57,500,000	57,500,000
2012, respectively
Common Stock – $0.01 Par Value Per Share: 67,700,000
And 67,700,000 Shares Authorized; 44,488,509 and
40,696,692 Shares Issued and Outstanding as of	444,885	406,967
September 30, 2013 and 2012, respectively
Excess Stock – $0.01 Par Value Per Share: 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-0-	-0-
Additional Paid-In Capital	222,487,068	198,902,485
Accumulated Other Comprehensive Income	1,989,268	5,383,937
Undistributed Income	-0-	-0-
Total Shareholders' Equity	335,914,971	315,687,139
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 617,240,866	$ 574,507,702

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

3

Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
INCOME:
Rental Revenue	$12,120,514	$11,234,485	$46,880,309	$43,273,974
Reimbursement Revenue	2,298,609	1,785,450	7,726,777	7,094,957
Lease Termination Income	-0-	-0-	690,730	3,222,283
TOTAL INCOME	14,419,123	13,019,935	55,297,816	53,591,214

EXPENSES:
Real Estate Taxes	1,851,705	1,303,001	5,864,834	5,750,511
Operating Expenses	910,333	888,529	3,363,776	3,081,516
General & Administrative Expense	1,337,704	1,552,368	4,982,945	4,644,475
Acquisition Costs	54,700	46,839	514,699	667,799
Severance Expenses	-0-	-0-	-0-	965,083
Depreciation	3,281,162	2,999,517	12,864,542	11,392,990
Amortization of Lease Costs and Intangible Assets	566,917	548,479	2,018,440	1,808,346
TOTAL EXPENSES	8,002,521	7,338,733	29,609,236	28,310,720

OTHER INCOME (EXPENSE):
Interest and Dividend Income	913,894	783,936	3,885,920	3,358,674
Gain on Securities Transactions, net	157,166	366,282	7,133,252	6,044,065
Interest Expense	(3,473,699)	(3,909,897)	(14,956,954)	(15,352,499)
Amortization of Financing Costs	(149,751)	(80,504)	(647,112)	(630,969)
TOTAL OTHER INCOME (EXPENSE)	(2,552,390)	(2,840,183)	(4,584,894)	(6,580,729)

INCOME FROM CONTINUING OPERATIONS	3,864,212	2,841,019	21,103,686	18,699,765

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-0-	(15,840)	291,560	(15,270)

NET INCOME	3,864,212	2,825,179	21,395,246	18,684,495

Less: Preferred Dividend	2,151,758	2,151,837	8,607,032	5,513,126

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$1,712,454	$673,342	$12,788,214	$13,171,369

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

4

FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
Revenues
Rental Revenue	$12,120,514	$11,234,485	$46,880,309	$43,273,974
Reimbursement Revenue	2,298,609	1,785,450	7,726,777	7,094,957
Total Rental and Reimbursement Revenue	14,419,123	13,019,935	54,607,086	50,368,931

Expenses
Real Estate Taxes	1,851,705	1,303,001	5,864,834	5,750,511
Operating Expenses	910,333	888,529	3,363,776	3,081,516
Total Expenses	2,762,038	2,191,530	9,228,610	8,832,027

Net Operating Income - NOI	11,657,085	10,828,405	45,378,476	41,536,904

Lease Termination Income	-0-	-0-	690,730	3,222,283
Interest and Dividend Income	913,894	783,936	3,885,920	3,358,674
Net Operating Income (Loss) from Discontinued Operations	-0-	3,806	(41,391)	71,030
General & Administrative Expense	(1,337,704)	(1,552,368)	(4,982,945)	(4,644,475)
Severance Expenses	-0-	-0-	-0-	(965,083)

EBITDA	11,233,275	10,063,779	44,930,790	42,579,333

Interest Expense	(3,473,699)	(3,909,897)	(14,956,954)	(15,352,499)
Gain on Securities Transactions, net	157,166	366,282	7,133,252	6,044,065
Acquisition Costs	(54,700)	(46,839)	(514,699)	(667,799)
Preferred Dividend	(2,151,758)	(2,151,837)	(8,607,032)	(5,513,126)
Amortization of Financing and Lease Costs	(356,063)	(165,509)	(1,122,254)	(961,959)

Funds From Operations - FFO	5,354,221	4,155,979	26,863,103	26,128,015

Depreciation Expense (including Discontinued Operations)	(3,281,162)	(3,019,163)	(12,877,385)	(11,471,070)
Income (Loss) on Sale of Investment Property	-0-	-0-	345,794	(8,220)
Amortization of Intangible Assets	(360,605)	(463,474)	(1,543,298)	(1,477,356)

Net Income Attributable to Common Shareholders	1,712,454	673,342	12,788,214	13,171,369

Funds From Operations - FFO	5,354,221	4,155,979	26,863,103	26,128,015

Acquisition Costs	54,700	46,839	514,699	667,799

Core Funds From Operations - Core FFO	5,408,921	4,202,818	27,377,802	26,795,814

Gain on Securities Transactions, net	(157,166)	(366,282)	(7,133,252)	(6,044,065)
Stock Compensation Expense	86,497	271,096	329,148	593,811
Amortization of Financing and Lease Costs	356,063	165,509	1,122,254	961,959
Straight-lined Rents	(52,119)	(367,986)	(943,785)	(553,474)
Recurring Capital Expenditures	(295,025)	(489,562)	(539,465)	(846,138)

Adjusted Funds From Operations - AFFO	5,347,171	3,415,593	20,212,702	20,907,907

EBITDA	11,233,275	10,063,779	44,930,790	42,579,333

Interest Expense	(3,473,699)	(3,909,897)	(14,956,954)	(15,352,499)
Preferred Dividend	(2,151,758)	(2,151,837)	(8,607,032)	(5,513,126)
Stock Compensation Expense	86,497	271,096	329,148	593,811
Straight-lined Rents	(52,119)	(367,986)	(943,785)	(553,474)
Recurring Capital Expenditures	(295,025)	(489,562)	(539,465)	(846,138)

Adjusted Funds From Operations - AFFO	5,347,171	3,415,593	20,212,702	20,907,907

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

5

Financial Highlights
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012

Weighted Average Shares Outstanding
Basic	43,783,922	40,455,190	42,275,555	39,660,692
Diluted	43,892,770	40,702,688	42,432,354	39,819,621

Net Operating Income - NOI	$11,657,085	$10,828,405	$45,378,476	$41,536,904

Basic	$0.27	$0.27	$1.07	$1.05
Diluted	0.27	0.27	1.07	1.04
Net Income Attributable to Common Shareholders	$1,712,454	$673,342	$12,788,214	$13,171,369

Basic	$0.03	$0.02	$0.30	$0.33
Diluted	0.03	0.02	0.30	0.33

Funds From Operations - FFO	$5,354,221	$4,155,979	$26,863,103	$26,128,015

Basic	$0.12	$0.10	$0.64	$0.66
Diluted	0.12	0.10	0.63	0.66

Core Funds From Operations - Core FFO	$5,408,921	$4,202,818	$27,377,802	$26,795,814

Basic	$0.12	$0.10	$0.65	$0.68
Diluted	0.12	0.10	0.65	0.67

Core FFO Excluding Gains on Securities Transactions, net	$5,251,755	$3,836,536	$20,244,550	$20,751,749

Basic	$0.12	$0.09	$0.48	$0.52
Diluted	0.12	0.09	0.48	0.52

Core FFO Excluding Lease Termination Income, net	$5,408,921	$4,202,818	$26,687,072	$23,573,531

Basic	$0.12	$0.10	$0.63	$0.59
Diluted	0.12	0.10	0.63	0.59

Adjusted Funds From Operations - AFFO	$5,347,171	$3,415,593	$20,212,702	$20,907,907

Basic	$0.12	$0.08	$0.48	$0.53
Diluted	0.12	0.08	0.48	0.53

AFFO Excluding Lease Termination Income, net	$5,347,171	$3,415,593	$19,521,972	$17,685,624

Basic	$0.12	$0.08	$0.46	$0.45
Diluted	0.12	0.08	0.46	0.44

Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

6

Consolidated Statements of Cash Flows

	Twelve Months Ended
	9/30/2013	9/30/2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$21,395,246	$18,684,495
Noncash Items Included in Net Income:
Depreciation & Amortization	15,542,937	13,910,385
Stock Based Compensation Expense	329,148	593,811
Gain on Securities Transactions, net	(7,133,252)	(6,044,065)
(Gain) Loss on Sale of Real Estate Investments	(345,794)	8,220
Changes In:
Tenant, Deferred Rent & Other Receivables	(614,639)	(651,566)
Prepaid Expenses	(772,816)	(871,913)
Other Assets and Lease Costs	(1,306,724)	(502,759)
Accounts Payable, Accrued Expenses & Other Liabilities	1,204	1,682,213
NET CASH PROVIDED BY OPERATING ACTIVITIES	27,095,310	26,808,821

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(66,397,561)	(68,903,045)
Capital Improvements	(14,031,430)	(4,452,275)
Proceeds on Sale of Real Estate	1,413,891	2,553,507
Deposits on Acquisitions of Real Estate	(910,000)	(1,577,418)
Purchase of Securities Available for Sale	(13,504,751)	(32,718,667)
Proceeds from Sale of Securities Available for Sale	33,476,767	24,358,392
Collections on Loans Receivable	22,041	99,468
NET CASH USED IN INVESTING ACTIVITIES	(59,931,043)	(80,640,038)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Mortgages	49,000,000	56,033,000
Principal Payments on Mortgages	(36,850,529)	(29,703,259)
Net Proceeds from (Payments on) Loans	17,000,000	(11,660,950)
Repurchase of Subordinated Convertible Debentures	(5,115,000)	(150,000)
Repayment of Employee Loan	-0-	1,082,813
Financing Costs on Debt	(1,769,369)	(1,439,305)
Net Distributions to Noncontrolling Interests	(73,822)	(80,536)
Proceeds from Underwritten Public Offering of Preferred Stock,
net of offering costs	-0-	55,032,835
Proceeds from Registered Direct Placement of Common Stock,
net of offering costs	-0-	16,189,700
Proceeds from Issuance of Common Stock in the DRIP,
net of reinvestments	24,338,006	10,669,584
Proceeds from the Exercise of Options	1,301,663	2,558,842
Preferred Dividends Paid	(8,607,032)	(5,135,783)
Dividends Paid, net of reinvestments	(18,634,530)	(21,291,674)
NET CASH PROVIDED BY FINANCING ACTIVITIES	20,589,387	72,105,267

Net Increase (Decrease) in Cash and Cash Equivalents	(12,246,346)	18,274,050
Cash and Cash Equivalents at Beginning of Year	24,650,858	6,376,808
CASH AND CASH EQUIVALENTS AT END OF YEAR	$12,404,512	$24,650,858

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

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Capital Structure and Leverage Ratios	As of	As of
(unaudited)	9/30/2013	9/30/2012

Mortgage Notes Payable	$250,093,382	$237,943,911
Loans Payable	22,200,000	5,200,000
Subordinated Convertible Debentures	-0-	8,615,000
Total Debt	272,293,382	251,758,911

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	224,921,221	204,693,389
Total Shareholders' Equity	335,914,971	315,687,139

Total Book Capitalization	608,208,353	567,446,050

Accumulated Depreciation	91,095,415	78,230,873
Total Undepreciated Book Capitalization	$699,303,768	$645,676,923

Shares Outstanding	44,488,509	40,696,692
Market Price Per Share	$9.07	$11.19

Equity Market Capitalization	$403,510,777	$455,395,983
Total Debt	272,293,382	251,758,911
Preferred	110,993,750	110,993,750
Total Market Capitalization	$786,797,909	$818,148,644

Total Debt	$272,293,382	$251,758,911
less: Cash and Cash Equivalents	12,404,512	24,650,858
Net Debt	$259,888,870	$227,108,053

Net Debt / Undepreciated Book Capitalization	37.2%	35.2%
Net Debt / Total Market Capitalization	33.0%	27.8%
Net Debt + Preferred / Total Market Capitalization	47.1%	41.3%

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

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Capital Structure and Leverage Ratios (continued)
(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
Net Income	$3,864,212	$2,825,179	$21,395,246	$18,684,495
plus: Depreciation & Amortization (includes Discontinued Operations)	3,997,830	3,648,146	15,542,937	13,910,385
plus: Interest Expense	3,473,699	3,909,897	14,956,954	15,352,499
plus: Acquisition Costs	54,700	46,839	514,699	667,799
less: Gain On Securities Transactions, net	(157,166)	(366,282)	(7,133,252)	(6,044,065)
less: Gain (Loss) on Sale of Investment Property	-0-	-0-	(345,794)	8,220
EBITDA	$11,233,275	$10,063,779	$44,930,790	$42,579,333

Interest Expense	$3,473,699	$3,909,897	$14,956,954	$15,352,499
Preferred Dividends Paid	2,151,758	2,151,837	8,607,032	5,135,783
Total Fixed Charges	$5,625,457	$6,061,734	$23,563,986	$20,488,282

Interest Coverage	3.2 x	2.6 x	3.0 x	2.8 x
Fixed Charge Coverage	2.0 x	1.7 x	1.9 x	2.1 x

Total Debt	$272,293,382	$251,758,911	$272,293,382	$251,758,911
Annualized EBITDA	44,933,100	40,255,116	44,930,790	42,579,333

Total Debt / EBITDA	6.1 x	6.3 x	6.1 x	5.9 x

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

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Debt Maturity

(unaudited)

Total Debt ($000's)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
7.9%
8.8%
19.3%
16.4%
11.7%
36.0%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Thereafter
Mortgages
Loans Payable

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total

2014	21,583,903	-0-	21,583,903	7.9%
2015	22,826,108	1,012,039	23,838,147	8.8%
2016	34,224,433	18,270,163	52,494,596	19.3%
2017	41,738,903	2,917,798	44,656,701	16.4%
2018	31,793,348	-0-	31,793,348	11.7%
Thereafter	97,926,687	-0-	97,926,687	36.0%

Total as of 9/30/2013	$250,093,382	$22,200,000	$272,293,382	100.0%

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

10

Property Table by Tenant
(unaudited)			Occupied
	Property	Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.	25	2,789,356	2,789,356	29.1%	$20,660,000	40.6%	$7.41	$250,270,827	$102,603,051
FedEx Corporation	14	973,413	973,413	10.2%	5,449,000	10.7%	5.60	70,858,370	23,617,477
FedEx Supply Chain Services, Inc.	1	449,900	449,900	4.7%	1,305,000	2.6%	2.90	14,600,000	8,822,604
Total FedEx	40	4,212,669	4,212,669	43.9%	27,414,000	53.9%	6.51	335,729,197	135,043,132

Milwaukee Electric Tool Corp.	1	615,305	615,305	6.4%	1,926,000	3.8%	3.13	27,368,816	16,497,370
Woodstream Corporation	1	388,671	256,000	2.7%	896,000	1.8%	3.50	13,116,870	2,236,364
CBOCS Distribution, Inc.	1	381,240	381,240	4.0%	1,381,000	2.7%	3.62	14,215,126	8,207,937
Best Buy Warehousing Logistics, Inc.	1	368,060	368,060	3.8%	1,595,000	3.1%	4.33	19,600,000	11,940,984
Coca Cola / Western Container	2	323,358	323,358	3.4%	1,566,000	3.1%	4.84	18,839,339	9,451,899
Norton McNaughton of Squire, Inc.	1	306,000	306,000	3.2%	1,389,000	2.7%	4.54	12,972,474	6,538,409
Various	2	257,536	224,536	2.3%	916,000	1.8%	4.08	4,530,361	-0-
United Technologies Corporation	2	244,317	244,317	2.5%	1,853,000	3.6%	7.58	22,451,041	9,870,730
Anda Distribution	1	234,660	234,660	2.4%	1,182,000	2.3%	5.04	14,550,000	10,329,576
Caterpillar Logistics Services, Inc.	1	218,120	218,120	2.3%	1,169,000	2.3%	5.36	14,868,857	7,847,072
Anheuser-Busch, Inc.	1	184,800	184,800	1.9%	778,000	1.5%	4.21	12,386,675	2,917,644
Carlisle Tire & Wheel Company	1	179,280	179,280	1.9%	750,000	1.5%	4.18	7,025,401	1,785,428
Home Depot USA, Inc.	1	171,200	171,200	1.8%	889,000	1.7%	5.19	11,298,367	-0-
Kellogg Sales Company	3	170,279	170,279	1.8%	1,041,000	2.0%	6.11	11,884,916	3,300,250
Maidenform, Inc.	1	148,000	148,000	1.5%	444,000	0.9%	3.00	4,870,749	-0-
H.E.P. Direct, Inc.	1	106,507	106,507	1.1%	302,000	0.6%	2.84	6,913,986	-0-
Pittsburgh Glass Works	1	102,135	102,135	1.1%	427,000	0.8%	4.18	3,907,712	-0-
Holland 1916 Inc.	1	95,898	95,898	1.0%	332,000	0.7%	3.46	7,344,498	-0-
National Oilwell Varco	1	91,295	91,295	1.0%	733,000	1.4%	8.03	8,080,828	4,266,567
Joseph T. Ryerson	1	89,052	89,052	0.9%	506,000	1.0%	5.68	6,867,596	1,737,279
DHL	1	83,000	83,000	0.9%	652,000	1.3%	7.86	6,815,697	3,367,070
Sherwin-Williams Company	2	78,887	78,887	0.8%	631,000	1.2%	8.00	7,158,868	1,803,522
RGH Enterprises, Inc.	1	75,000	75,000	0.8%	579,000	1.1%	7.72	5,525,600	4,072,587
Tampa Bay Grand Prix	1	68,385	68,385	0.7%	281,000	0.6%	4.11	5,616,874	2,403,192
Macy’s East, Inc.	1	59,400	59,400	0.6%	451,000	0.9%	7.59	4,839,501	2,316,910
Siemens Real Estate	1	51,130	51,130	0.5%	456,000	0.9%	8.92	4,416,000	2,886,513
Keystone Automotive	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-0-
Graybar Electric Company	1	26,340	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-0-
Tenant Total as of 9/30/2013	74	9,366,794	9,201,123	96.0%	$50,784,000	99.8%	$5.52	$617,208,038	$248,820,435

Vacant	2	219,425	-0-	4.0%	$119,000 (A)	0.2%	$0.53	$10,646,948	$1,272,947
Total as of 9/30/2013	76	9,586,219	9,201,123	100.0%	$50,903,000	100.0%	$5.53	$627,854,986 (B)	$250,093,382

Acquisitions Subsequent to 9/30/13
Dr Pepper Snapple	1	46,260	46,260	0.4%	$254,000	0.5%	$5.49	$3,700,000	$2,250,000
Ralcorp Holdings, Inc./ConAgra	1	558,600	558,600	5.2%	2,129,000	3.8%	3.81	26,633,125	18,475,000
International Paper	1	280,000	280,000	2.6%	1,303,000	2.3%	4.65	18,085,492	12,550,000
FedEx Ground Package System, Inc.	2	237,445	237,445	2.2%	1,797,000	3.2%	7.57	24,271,318	15,630,000
Pro Forma Total	81	10,708,524	10,323,428	100.0%	$56,386,000	100.0%	$5.46	$700,544,921	$298,998,382

(A)	Includes rental revenue from properties during Fiscal 2013 prior to becoming vacant.
(B)	Does not include $39,841 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

11

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Mississippi	4	912,305	912,305	9.5%	$3,357,000	6.6%	$3.68	$45,247,610	$26,826,946
Tennessee	3	891,777	891,777	9.3%	2,998,000	5.9%	3.36	33,786,287	19,214,128
Florida	9	784,677	784,677	8.2%	5,098,000	10.0%	6.50	67,218,385	31,035,574
Illinois	7	720,439	720,439	7.5%	4,705,000	9.2%	6.53	61,215,888	10,830,728
Ohio	5	684,762	684,762	7.1%	3,629,000	7.1%	5.30	48,255,845	24,778,188
Texas	6	681,660	681,660	7.1%	5,002,000	9.8%	7.34	57,641,649	31,090,460
Missouri	4	651,771	519,100	6.8%	2,005,000	3.9%	3.86	29,117,454	4,874,371
South Carolina	3	574,800	574,800	6.0%	3,448,000	6.8%	6.00	35,653,618	11,828,004
Michigan	3	489,571	489,571	5.1%	3,438,000	6.8%	7.02	40,996,851	21,795,340
North Carolina	3	414,507	254,507	4.3%	793,000	1.6%	3.12	17,274,557	1,272,947
Virginia	5	407,265	407,265	4.2%	2,583,000	5.1%	6.34	33,788,938	11,395,907
Georgia	3	307,662	307,662	3.2%	1,767,000	3.5%	5.74	22,124,663	9,190,212
Arizona	1	283,358	283,358	3.0%	1,234,000	2.4%	4.35	15,159,496	7,447,132
Wisconsin	2	238,666	238,666	2.5%	1,369,000	2.7%	5.74	15,943,672	5,255,191
New York	3	230,381	230,381	2.4%	1,898,000	3.7%	8.24	20,148,375	5,246,075
Kansas	2	219,280	219,280	2.3%	1,082,000	2.1%	4.93	10,705,244	3,790,195
Pennsylvania	1	193,398	193,398	2.0%	604,000	1.2%	3.12	3,154,148	-0-
Maryland	1	144,523	144,523	1.5%	1,426,000	2.8%	9.87	14,386,784	6,899,571
Colorado	2	138,235	138,235	1.4%	1,208,000	2.4%	8.74	13,549,166	3,993,318
New Jersey	2	123,538	90,538	1.3%	763,000	1.5%	8.43	6,215,714	2,316,910
Oklahoma	1	119,912	119,912	1.3%	712,000	1.4%	5.94	9,604,166	5,728,853
Minnesota	2	119,823	60,398	1.2%	444,000	0.9%	7.35	10,377,126	3,269,773
Nebraska	1	89,115	89,115	0.9%	454,000	0.9%	5.09	5,929,890	-0-
Alabama	1	73,712	73,712	0.8%	412,000	0.8%	5.59	4,751,741	1,351,316
Connecticut	1	54,812	54,812	0.6%	338,000	0.7%	6.17	3,445,824	662,243
Iowa	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-0-
Total as of 9/30/2013	76	9,586,219	9,201,123	100.0%	$50,903,000	100.0%	$5.53	$627,854,986	$250,093,382

Acquisitions Subsequent to 9/30/2013
Kentucky	1	558,600	558,600	5.2%	$2,129,000	3.8%	3.81	$26,633,125	$18,475,000
Kansas	1	280,000	280,000	2.6%	1,303,000	2.3%	4.65	18,085,492	12,550,000
Pennsylvania	1	122,522	122,522	1.1%	651,000	1.2%	5.31	8,990,000	5,000,000
Oklahoma	1	46,260	46,260	0.4%	254,000	0.5%	5.49	3,700,000	2,250,000
Texas	1	114,923	114,923	1.1%	1,146,000	2.0%	9.97	15,281,318	10,630,000
Pro Forma Total	81	10,708,524	10,323,428	100.0%	$56,386,000	100.0%	$5.46	$700,544,921	$298,998,382

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

12

Lease Expirations
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Lease Exp.	Undepreciated	Mortgage
Fiscal Year	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Term	Cost	Balance

2014	3	243,400	2.5%	$1,035,000	2.0%	$4.25	0.3 Yrs	$11,188,250	$2,316,910
2015	7	794,802	8.3%	3,985,000	7.8%	5.01	1.6 Yrs	43,240,639	9,176,416
2016	2	244,800	2.6%	1,082,000	2.1%	4.42	2.7 Yrs	17,097,716	2,917,644
2017	15	1,836,283	19.2%	10,353,000	20.3%	6.08	3.6 Yrs	133,722,293	45,919,747
2018	11	1,005,328	10.5%	6,384,000	12.5%	6.35	4.6 Yrs	76,994,845	26,223,179
2019	8	1,179,228	12.3%	6,653,000	13.1%	5.64	5.6 Yrs	80,792,674	33,599,541
2020	1	68,385	0.7%	281,000	0.6%	4.11	7.0 Yrs	5,616,874	2,403,192
2021	4	271,768	2.8%	1,752,000	3.4%	6.45	7.9 Yrs	20,341,956	11,784,699
2022	8	1,237,238	12.9%	7,063,000	13.9%	5.71	8.6 Yrs	84,545,335	52,369,959
2023	9	1,514,260	15.8%	7,591,000	14.9%	5.01	9.7 Yrs	98,377,605	48,654,580
2024	4	713,766	7.4%	3,689,000	7.2%	5.17	10.5 Yrs	40,759,490	13,454,568
Various	2	257,536	2.7%	916,000	1.8%	4.08	-0-	4,530,361	-0-
Vacant	2	219,425	2.3%	119,000	0.2%	-0-	-0-	10,646,948	1,272,947
Total as of 9/30/2013	76	9,586,219	100.0%	$50,903,000	100.0%	$5.53	6.1 Yrs	$627,854,986	$250,093,382

Acquisitions Subsequent to 9/30/2013
2023	3	517,445	4.8%	$3,100,000	5.5%	$5.99	9.9 Yrs	$42,356,810	28,180,000
2024	1	46,260	0.4%	254,000	0.5%	5.49	10.4 Yrs	3,700,000	2,250,000
2034	1	558,600	5.2%	2,129,000	3.8%	3.81	20.1 Yrs	26,633,125	18,475,000
Pro Forma Total	81	10,708,524	100.0%	$56,386,000	100.0%	$5.46	7.1 Yrs	$700,544,921	$298,998,382

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

13

Recent Acquisitions During Fiscal 2013
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Milwaukee Electrical Tool Corp.	Olive Branch	MS	2013	615,305	$1,926,000	$3.13	3/31/2023	$27,368,816	$16,497,370
2	FedEx Ground Package System, Inc.	Roanoke	VA	2013	103,402	755,000	7.30	4/30/2023	10,200,000	6,584,021
3	Fedex Ground Package System. Inc	Green Bay	WI	2013	99,102	468,000	4.72	5/30/2023	6,570,000	4,080,227
4	FedEx Ground Package System, Inc.	Livonia	MI	2013	172,005	1,191,000	6.92	3/31/2022	13,700,000	9,126,833
5	FedEx Ground Package System, Inc.	Rochester	MN	2013	60,398	372,000	6.16	5/30/2023	5,220,000	3,269,773
	As of 9/30/2013				1,050,212	$4,712,000	$4.49		$63,058,816	$39,558,224

Acquisitions Subsequent to 9/30/2013
6	Dr Pepper Snapple	Tulsa	OK	2014	46,260	$ 254,000	$5.49	2/28/2024	$3,700,000	$ 2,250,000
7	Ralcorp Holdings, Inc./ConAgra	Buckner	KY	2014	558,600	2,129,000	3.81	10/31/2033	26,633,125	18,475,000
8	International Paper	Edwardsville	KS	2014	280,000	1,303,000	4.65	8/31/2023	18,085,492	12,550,000
9	FedEx Ground	Altoona	PA	2014	122,522	651,000	5.31	8/31/2023	8,990,000	5,000,000
10	FedEx Ground	Spring (Houston)	TX	2014	114,923	1,146,000	9.97	8/31/2023	15,281,318	10,630,000
	Acquisitions Subsequent to 9/30/2013				1,122,305	$5,483,000	$4.69		$72,689,935	$48,905,000

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

14

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

1	Milwaukee Electric Tool Corp.	Olive Branch	MS	2013	100.0%	615,305	$1,926,000	$3.13	9.6 Yrs	$27,368,816	$16,497,370
2	FedEx Supply Chain Services, Inc.	Memphis	TN	2010	100.0%	449,900	1,305,000	2.90	5.7 Yrs	14,600,000	8,822,604
3	Woodstream Corporation	St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	4.0 Yrs	13,116,870	2,236,364
4	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,381,000	3.62	10.8 Yrs	14,215,126	8,207,937
5	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,595,000	4.33	8.3 Yrs	19,600,000	11,940,984
6	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,389,000	4.54	1.6 Yrs	12,972,474	6,538,409
7	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	1,234,000	4.35	3.6 Yrs	15,159,496	7,447,132
8	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,877,000	7.64	9.8 Yrs	22,813,238	10,030,070
9	Anda Distribution	Olive Branch	MS	2012	100.0%	234,660	1,182,000	5.04	8.8 Yrs	14,550,000	10,329,576
10	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	1,169,000	5.36	3.2 Yrs	14,868,857	7,847,072
11	Various	Monaca	PA	1988	100.0%	193,398	604,000	3.12	-	3,154,148	-
12	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	778,000	4.21	2.7 Yrs	12,386,675	2,917,644
13	United Technologies Corporation	Dallas	TX	2010	100.0%	184,317	1,549,000	8.40	5.3 Yrs	17,740,000	9,870,730
14	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	750,000	4.18	4.7 Yrs	7,025,401	1,785,428
15	FedEx Ground Package System, Inc.	Ft. Mill	SC	2010	100.0%	177,024	1,384,000	7.82	10.1 Yrs	15,074,474	3,443,109
16	FedEx Ground Package System, Inc.	Livonia	MI	2013	100.0%	172,005	1,191,000	6.92	8.5 Yrs	13,700,000	9,126,833
17	Home Depot USA, Inc.	Montgomery	IL	2004	100.0%	171,200	889,000	5.19	1.7 Yrs	11,298,367	-
18	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	5.3 Yrs	17,753,825	8,557,245
19	Vacant	Monroe	NC	2001	-	160,000	47,000	na	-	5,489,822	1,272,947
20	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	444,000	3.00	0.3 Yrs	4,870,749	-
21	FedEx Ground Package System, Inc.	Beltsville	MD	2001	100.0%	144,523	1,426,000	9.87	4.8 Yrs	14,386,784	6,899,571
22	FedEx Ground Package System, Inc.	El Paso	TX	2006	100.0%	143,619	1,011,000	7.04	10.0 Yrs	10,909,321	4,258,425
23	FedEx Ground Package System, Inc.	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	3.8 Yrs	9,373,672	1,174,964
24	FedEx Ground Package System, Inc.	Wheeling	IL	2003	100.0%	123,000	1,386,000	11.27	3.7 Yrs	18,536,743	4,372,283
25	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	119,912	712,000	5.94	8.5 Yrs	9,604,166	5,728,853
26	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	113,582	598,000	5.26	7.9 Yrs	7,414,000	4,303,037
27	FedEx Corporation	Richmond	VA	2001	100.0%	112,799	543,000	4.81	9.6 Yrs	7,718,163	1,206,766
28	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	664,000	6.00	4.2 Yrs	8,536,403	4,985,079
29	H.E.P. Direct, Inc.	Winston-Salem	NC	2002	100.0%	106,507	302,000	2.84	4.3 Yrs	6,913,986	-
30	FedEx Ground Package System, Inc.	Cheektowaga	NY	2000	100.0%	104,981	966,000	9.20	5.9 Yrs	10,932,057	1,173,488
31	FedEx Ground Package System, Inc.	West Chester Twp	OH	1999	100.0%	103,818	518,000	4.99	9.9 Yrs	5,651,135	2,727,928
32	FedEx Ground Package System, Inc.	Roanoke	VA	2013	100.0%	103,402	755,000	7.30	9.6 Yrs	10,200,000	6,584,021
33	FedEx Ground Package System, Inc.	Waco	TX	2012	100.0%	102,594	659,000	6.42	8.7 Yrs	8,733,000	5,553,243
34	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	1.7 Yrs	3,907,712	-
35	FedEx Ground Package System, Inc.	Green Bay	WI	2013	100.0%	99,102	468,000	4.72	9.7 Yrs	6,570,000	4,080,227
36	Holland 1916 Inc.	Liberty	MO	1998	100.0%	95,898	332,000	3.46	5.8 Yrs	7,344,498	-
37	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	524,000	5.46	5.7 Yrs	6,155,500	2,288,961
38	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	4.0 Yrs	7,565,717	4,559,214
39	FedEx Ground Package System, Inc.	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	4.8 Yrs	7,606,670	1,846,486
40	National Oilwell Varco	Houston	TX	2010	100.0%	91,295	733,000	8.03	9.0 Yrs	8,080,828	4,266,567
41	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	454,000	5.09	10.1 Yrs	5,929,890	-
42	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	3.1 Yrs	10,521,457	5,911,070
43	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	506,000	5.68	3.3 Yrs	6,867,596	1,737,279
44	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	1.1 Yrs	5,004,126	-
45	DHL	Roanoke	VA	2007	100.0%	83,000	652,000	7.86	3.2 Yrs	6,815,697	3,367,070
46	FedEx Corporation	Bedford Heights	OH	2007	100.0%	82,269	415,000	5.04	4.9 Yrs	6,716,832	3,186,570
47	FedEx Ground Package System, Inc.	Richfield	OH	2006	100.0%	79,485	645,000	8.11	3.1 Yrs	11,871,878	4,036,193
48	RGH Enterprises, Inc.	Halfmoon	NY	2012	100.0%	75,000	579,000	7.72	8.2 Yrs	5,525,600	4,072,587
49	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	8.9 Yrs	4,751,741	1,351,316

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

15

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

50	FedEx Corporation	Schaumburg	IL	1997	100.0%	73,500	$515,000	$7.01	3.5 Yrs	$4,967,639	$-
51	FedEx Corporation	Romulus	MI	1998	100.0%	71,933	370,000	5.14	7.7 Yrs	4,483,613	2,638,437
52	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	4.8 Yrs	6,354,051	1,892,648
53	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	281,000	4.11	7.0 Yrs	5,616,874	2,403,192
54	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	5.0 Yrs	7,195,115	2,100,670
55	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	470,000	7.08	10.3 Yrs	5,540,000	1,803,522
56	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	1.8 Yrs	4,748,374	2,638,007
57	Various	Somerset	NJ	1970	48.5%	64,138	312,000	10.02	-	1,376,213	-
58	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	312,000	5.15	4.1 Yrs	4,971,161	2,183,587
59	FedEx Ground Package System, Inc.	Rochester	MN	2013	100.0%	60,398	372,000	6.16	9.7 Yrs	5,220,000	3,269,773
60	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	304,000	5.07	2.7 Yrs	4,711,041	-
61	Vacant	White Bear Lake	MN	2001	-	59,425	72,000	na	-	5,157,126	-
62	Macy’s East, Inc.	Carlstadt	NJ	2001	100.0%	59,400	451,000	7.59	0.5 Yrs	4,839,501	2,316,910
63	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	4.8 Yrs	5,328,874	1,343,140
64	Kellogg Sales Company	Newington	CT	2001	100.0%	54,812	338,000	6.17	3.4 Yrs	3,445,824	662,243
65	Siemens Real Estate	Lebanon	OH	2012	100.0%	51,130	456,000	8.92	5.6 Yrs	4,416,000	2,886,513
66	Kellogg Sales Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.4 Yrs	3,690,718	-
67	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	3.9 Yrs	4,344,037	238,050
68	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	452,000	9.77	7.9 Yrs	4,764,500	2,838,458
69	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	8.0 Yrs	3,679,843	2,004,767
70	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	136,000	3.75	3.5 Yrs	2,161,895	-
71	FedEx Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	0.5 Yrs	1,478,000	-
72	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	3.8 Yrs	4,104,915	2,330,813
73	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	4.2 Yrs	1,959,568	-
74	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	9.2 Yrs	1,926,932	-
75	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	5.8 Yrs	1,850,794	-
76	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	161,000	12.88	1.1 Yrs	1,618,868	-
	Total as of 9/30/2013				96.0%	9,586,219	$50,903,000	$5.53	6.1 Yrs	$627,854,986	$250,093,382

	Acquisitions Subsequent to 9/30/2013
77	Dr Pepper Snapple	Tulsa	OK	2014	100.0%	46,260	$254,000	$5.49	10.4 Yrs	$3,700,000	$2,250,000
78	Ralcorp Holdings, Inc./ConAgra	Buckner	KY	2014	100.0%	558,600	2,129,000	3.81	20.1 Yrs	26,633,125	18,475,000
79	International Paper	Edwardsville	KS	2014	100.0%	280,000	1,303,000	4.65	9.9 Yrs	18,085,492	12,550,000
80	FedEx Ground Package System, Inc.	Altoona	PA	2014	100.0%	122,522	651,000	5.31	9.9 Yrs	8,990,000	5,000,000
81	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	100.0%	114,923	1,146,000	9.97	9.9 Yrs	15,281,318	10,630,000
	Pro Forma Total				96.4%	10,708,524	$56,386,000	$5.46	7.1 Yrs	$700,544,921	$298,998,382

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

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Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), Core funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples and yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI less general and administrative expenses and less NOI from discontinued operations plus interest and dividend income. EBITDA excludes realized gains (losses) on securities transactions and interest expense.

AFFO is calculated as EBITDA minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

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FOR IMMEDIATE RELEASE December 11, 2013

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE FISCAL YEAR ENDED AND THE

FOURTH QUARTER ENDED SEPTEMBER 30, 2013

FREEHOLD, NJ, December 11, 2013........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $27,378,000 or $0.65 per diluted share for the fiscal year ended September 30, 2013 as compared to $26,796,000 or $0.67 per diluted share for the fiscal year ended September 30, 2012. Adjusted Funds from Operations (AFFO), for the fiscal year ended September 30, 2013 was $20,213,000 or $0.48 per diluted share versus $20,908,000 or $0.53 per diluted share for the fiscal year ended September 30, 2012. During the fiscal years ended September 30, 2013 and 2012, the Company reported one-time lease termination income of $691,000 and $3,222,000, respectively.

Core FFO for the three months ended September 30, 2013 was $5,409,000 or $0.12 per diluted share versus $4,203,000 or $0.10 per diluted share for the three months ended September 30, 2012. AFFO for the three months ended September 30, 2013 was $5,347,000 or $0.12 per diluted share versus $3,416,000 or $0.08 per diluted share for the three months ended September 30, 2012.

A summary of significant financial information for the three and twelve months ended September 30, 2013 and 2012 is as follows:

	Three Months Ended September 30,
	2013	2012
Rental Revenue	$12,121,000	$11,234,000
Reimbursement Revenue	$2,299,000	$1,785,000
Net Operating Income (NOI) (1)	$11,657,000	$10,828,000
Total Expenses	$8,003,000	$7,339,000
Interest and Dividend Income	$914,000	$784,000
Gain on Securities Transactions, net	$157,000	$366,000
Income from Continuing Operations	$3,864,000	$2,841,000
Income (Loss) from Discontinued Operations	$-0-	$(16,000)
Net Income Attributable to Common Shareholders	$1,712,000	$673,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.03	$0.02
Core FFO (1)	$5,409,000	$4,203,000
Core FFO per Diluted Common Share (1)	$0.12	$0.10
AFFO (1)	$5,347,000	$3,416,000
AFFO per Diluted Common Share (1)	$0.12	$0.08
Weighted Avg. Diluted Common Shares Outstanding	43,893,000	40,703,000

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

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	Twelve Months Ended September 30,
	2013	2012
Rental Revenue	$46,880,000	$43,274,000
Reimbursement Revenue	$7,727,000	$7,095,000
NOI (1)	$45,378,000	$41,537,000
Lease Termination Income	$691,000	$3,222,000
Total Expenses	$29,609,000	$28,311,000
Interest and Dividend Income	$3,886,000	$3,359,000
Gain on Securities Transactions, net	$7,133,000	$6,044,000
Income from Continuing Operations	$21,104,000	$18,700,000
Income (Loss) from Discontinued Operations	$292,000	$(15,000)
Net Income Attributable to Common Shareholders	$12,788,000	$13,171,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.30	$0.33
Core FFO (1)	$27,378,000	$26,796,000
Core FFO per Diluted Common Share (1)	$0.65	$0.67
Core FFO Excluding Lease Termination Income (1)	$26,687,000	$23,574,000
Core FFO Excluding Lease Termination Income per Diluted Common Share (1)	$0.63	$0.59
AFFO (1)	$20,213,000	$20,908,000
AFFO per Diluted Common Share (1)	$0.48	$0.53
AFFO Excluding Lease Termination Income (1)	$19,522,000	$17,686,000
AFFO Excluding Lease Termination Income per Diluted Common Share (1)	$0.46	$0.44
Weighted Avg. Diluted Common Shares Outstanding	42,432,000	39,820,000

A summary of significant balance sheet information as of September 30, 2013 and September 30, 2012 is as follows:

	September 30, 2013	September 30, 2012
Net Real Estate Investments	$536,799,000	$467,886,000
Securities Available for Sale at Fair Value	$45,452,000	$61,685,000
Total Assets	$617,241,000	$574,508,000
Mortgage Notes Payable	$250,093,000	$237,944,000
Subordinated Convertible Debentures	$-0-	$8,615,000
Loans Payable	$22,200,000	$5,200,000
Total Shareholders’ Equity	$335,915,000	$315,687,000

Michael P. Landy, President and CEO, commented on the results of fiscal year 2013, “Monmouth continued to successfully grow our high quality portfolio and build long-term value for our shareholders in fiscal 2013. During the year, the Company accomplished the following:

•	Acquired 1.1 million square feet of high quality industrial space at an aggregate cost of $63.8 million.
•	Re-leased 1.0 million square feet including 837,000 square feet in lease renewals.
•	Achieved an industrial sector leading occupancy rate of 96%.
•	Achieved an industrial sector leading tenant retention rate of 93%.
•	Expanded our credit facility to $40 million with an accordion feature up to $60 million.
•	Grew our acquisition pipeline to approximately 2.0 million square feet representing over $130 million in total acquisitions. Due to the substantial amount of recent acquisition activity, our current acquisition pipeline is approximately 690,000 square feet representing $48.8 million in future acquisitions.
•	Generated $7.1 million in realized gains on our REIT securities investments.”

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

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Mr. Landy stated, “Our business model of investing in net-leased industrial properties on long-term leases to investment grade tenants continued to deliver solid performance. Core FFO, excluding lease termination income, for the full fiscal year 2013 was $26.7 million versus $23.6 million in 2012. On a per share basis, Core FFO excluding lease termination income was $0.63 per diluted share in fiscal 2013 compared to $0.59 per diluted share in 2012, representing a 7% increase. During fiscal 2013, we successfully re-leased 10 of the 11 expiring leases as well as obtained 2 new leases for buildings that were previously vacant representing a total of 1,002,000 square feet of leasing activity. 10 of these new leases containing a total of 837,000 square feet were renewals with existing tenants. This represents an overall 93% tenant retention rate. Our occupancy rate increased 80 basis points over the year and is now at 96%.”

“In addition to the 1.1 million square feet representing $63.8 million in acquisitions in fiscal 2013, Monmouth has recently added 5 Class A industrial properties containing a total of 1.1 million square feet. These new built-to-suit properties were acquired at an aggregate cost of $73.9 million. This brings our total portfolio to 81 properties and 10.7 million square feet. In view of the significant positive investment spread associated with these transactions, we expect that they will be very accretive to our earnings going into 2014.”

“While the strong automotive, housing, and manufacturing sectors have all helped drive demand for industrial space, the biggest factor continues to be the rise in e-commerce. The growth in internet sales are far outpacing the growth in brick and mortar sales and it is the primary reason that we view the long-term prospects for the industrial property type, and especially Monmouth’s portfolio very favorably. Our major tenant, FedEx, has recently asked us to expand 5 buildings totaling 275,000 square feet.”

“With regards to our future acquisition pipeline, we have entered into agreements to purchase three new built-to-suit industrial buildings totaling 690,000 square feet that are currently being developed. The total purchase price for these properties is approximately $48.8 million. The Company remains very focused on continuing to deliver positive results, and we look forward to building upon the substantial growth that was achieved in fiscal 2013.”

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and Year End 2013 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, December 12, 2013 at 10:00 a.m. Eastern Time.

The Company’s fourth quarter and year end financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, December 12, 2013. It will be available until February 1, 2014, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10035092. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty industrial properties and one shopping center located in twenty-seven states, containing a total of approximately 10.7 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing and deferred leasing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three and twelve months ended September 30, 2013 and 2012 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
Net Income Attributable to Common Shareholders	$1,712,000	$673,000	$12,788,000	$13,171,000
Depreciation Expense (including Discontinued Operations)	3,281,000	3,019,000	12,877,000	11,471,000
Amortization of Intangible Assets	361,000	464,000	1,544,000	1,478,000
(Gain) Loss on Sales of Depreciable Assets	-0-	-0-	(346,000)	8,000
FFO Attributable to Common Shareholders	5,354,000	4,156,000	26,863,000	26,128,000
Acquisition Costs	55,000	47,000	515,000	668,000
Core FFO Attributable to Common Shareholders	$5,409,000	$4,203,000	$27,378,000	$26,796,000

The Company’s Core FFO, excluding Lease Termination Income for the three and twelve months ended September 30, 2013 and 2012 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	9/30/2013	9/30/2012	9/30/2013	9/30/2012
Core FFO Attributable to Common Shareholders	$5,409,000	$4,203,000	$27,378,000	$26,796,000
Less Lease Termination Income	-0-	-0-	691,000	3,222,000
Core FFO excluding Lease Termination Income Attributable to Common Shareholders	$5,409,000	$4,203,000	$26,687,000	$23,574,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the twelve months ended September 30, 2013 and 2012:

	Twelve Months Ended
	9/30/2013	9/30/2012

Operating Activities	$27,095,000	$26,809,000
Investing Activities	(59,931,000)	(80,640,000)
Financing Activities	20,589,000	72,105,000

Fourth Quarter FY 2013 & FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21